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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and General Information - Counsel and Auditors" and to the use of our report dated December 13, 1996 incorporated by reference in this Registration Statement (Form N-1A No. 33-3706) of Winthrop Focus Funds.

                                               /s/ Ernst & Young LLP

                                               ERNST & YOUNG LLP

New York, New York
July 23, 1997